UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 7, 2004
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Washington                  000-15540                91-1223535
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(State or other jurisdiction       (Commission              (IRS employer
  of incorporation)                File Number)           identification No.)


         332 SW Everett Mall Way, Everett, Washington            98204
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         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (425) 514-0700
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 OTHER EVENTS

On December 3, 2004, the Corporation announced that it will purchase up to 80,000 shares of capital stock representing up to 11.3% of the outstanding capital stock of Skagit State Bank, headquartered in Burlington, Washington. An initial purchase of 35,000 shares was consummated immediately. Pending regulatory approval, a second and third purchase for an additional 45,000 will be consummated. In exchange for the shares, the Corporation will pay a combination of cash and unregistered shares of its common stock. A copy of the press release is attached as exhibit 99.

Exhibit No.    Description
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       99      Press release dated December 3, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 7, 2004               FRONTIER FINANCIAL CORPORATION


                                       By: /s/ Michael J. Clementz
                                       ---------------------------------
                                               Michael J. Clementz
                                       Its:    President & CEO